UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

Harbor Custom Development, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-39266	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pacific Avenue, Suite 1200

Tacoma, WA 98402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (253) 649-0636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HCDI	The Nasdaq Stock Market LLC
8% Series A Cumulative Convertible Preferred Stock	HCDIP	The Nasdaq Stock Market LLC
Warrants	HCDIW	The Nasdaq Stock Market LLC
Warrants	HCDIZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of Harbor Custom Development, Inc. (the “Company”) elected the Company’s Board of Directors (“Board”) and voted on five Board proposals contained within the Company’s Proxy Statement, dated April 21, 2022, as supplemented.

The Board nominees were elected to hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified with the following votes:

Nominee	For	Withhold
Sterling Griffin	4,518,991.22	41,880.00
Chris Corr	4,519,010.22	41,861.00
Richard Schmidtke	4,518,731.22	42,140.00
Larry Swets	4,208,661.00	352,210.22
Dennis Wong	4,484,995.22	75,876.00
Wally Walker	4,490,444.22	70,427.00
Karen Bryant	4,484,648.22	76,223.00

The stockholders voted on the following proposals and cast their votes as described below:

Proposal	For	Against	Abstain
To ratify the appointment of	7,625,559.22	16,330.00	-0-
Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2022.

Proposal	For	Against	Abstain
To approve, on a non-binding	4,413,097.22	125,899.00	21,875.00
advisory basis, the compensation of the Company’s our named executive officers, during the fiscal year ended December 31, 2021.

Proposal	For	Against	Abstain
To approve an amendment to the Company’s Articles of Incorporation and Bylaws to reduce the quorum requirement for shareholder meetings from a majority of the outstanding shares of common stock to 33.34% of the outstanding shares of common stock as allowed by Washington Business Corporations Act.	3,746,585.00	799,068.00	15,218.22

Proposal	For	Against	Abstain
To approve an amendment to the Company’s 2018 Equity Incentive Plan to increase, by 2,000,000, the authorized number of shares of common stock reserved for issuance as options under the 2018 Equity Incentive Plan.	3,294,085.22	1,266,378.00	408

Proposal	For	Against	Abstain
To approve an amendment to the Company’s 2020 Restricted Stock Plan to increase, by 2,000,000, the authorized number of shares of common stock available for awards under the 2020 Restricted Stock Plan.	3,457,780.22	1,102,691.00	400

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harbor Custom Development, Inc.

Date: June 7, 2022	By:	/s/ Jeff Habersetzer
Jeff Habersetzer
Chief Operating Officer, General Counsel, and Secretary